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                                                                    Exhibit 4(f)



                                 Aon Corporation



                                       and



                      U.S. BANK TRUST NATIONAL ASSOCIATION

                                     Trustee


                                    INDENTURE



                       Dated as of ______________________


                          ----------------------------



                       Senior Subordinated Debt Securities





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
                             CROSS-REFERENCE SHEET*

                                     BETWEEN

Provisions of Sections 310 through 318(a) of the Trust Indenture Act of 1939 and the within Indenture between Aon Corporation and U.S. Bank Trust National Association, Trustee:

SECTION OF ACT                                              SECTION OF INDENTURE

310(a)(1) and (2)............................................   7.09
310(a)(3) and(4).............................................   Not applicable
310(b).......................................................   7.08 and 7.10(b)
310(c).......................................................   Not applicable
311(a) and (b)...............................................   7.13
311(c).......................................................   Not applicable
312(a).......................................................   5.01 and 5.02(a)
312(b) and (c)...............................................   5.02(b) and (c)
313(a).......................................................   5.04(a)
313(b)(1)....................................................   Not applicable
313(b)(2)....................................................   5.04(b)
313(c).......................................................   5.04(c)
313(d).......................................................   5.04(d)
314(a).......................................................   5.03
314(b).......................................................   Not applicable
314(c)(1) and (2)............................................   17.04
314(c)(3)....................................................   Not applicable
314(d).......................................................   Not applicable
314(e).......................................................   17.04
314(f).......................................................   Not applicable
315(a), (c) and (d)..........................................   7.01
315(b).......................................................   6.07
315(e).......................................................   6.08
316(a)(1)....................................................   6.01 and 6.06
316(a)(2)....................................................   Omitted
316(a) last sentence.........................................   8.04
316(b).......................................................   6.04
317(a).......................................................   6.02
317(b).......................................................   4.03(a)
318(a).......................................................   17.06


----------------------------

* This Cross-Reference Sheet is not part of the Indenture.

ARTICLE ONE- DEFINITIONS.....................................................-1-
Section 1.01. Definitions....................................................-1-

ARTICLE TWO - ISSUE, EXECUTION, REGISTRATION AND
EXCHANGE OF SECURITIES......................................................-11-
Section 2.01. Amount Unlimited; Issuable in Series..........................-11-
Section 2.02. Form of Trustee's
                Certificate of Authentication...............................-15-
Section 2.03. Form, Execution, Authentication,
                Delivery and Dating of Securities...........................-15-
Section 2.04. Denominations; Record Date....................................-17-
Section 2.05. Exchange and Registration of
                Transfer of Securities......................................-18-
Section 2.06. Temporary Securities..........................................-21-
Section 2.07. Mutilated, Destroyed, Lost or
                Stolen Securities...........................................-22-
Section 2.08.  Securities in Global Form....................................-24-
Section 2.09.  Cancellation.................................................-25-
Section 2.10.  Computation of Interest......................................-25-

ARTICLE THREE - REDEMPTION OF SECURITIES....................................-25-
Section 3.01. Redemption of Securities;
                Applicability of Article....................................-25-
Section 3.02. Notice of Redemption;
                Selection of Securities.....................................-25-
Section 3.03. Payment of Securities Called
                for Redemption..............................................-27-

ARTICLE FOUR - PARTICULAR COVENANTS OF THE COMPANY..........................-28-
Section 4.01. Payment of Principal, Premium, Interest and
                Additional Amounts..........................................-28-
Section 4.02. Offices for Notices and Payments, etc.  ......................-29-
Section 4.03. Provisions as to Paying Agent.................................-30-

ARTICLE FIVE - SECURITYHOLDER LISTS AND REPORTS BY THE
COMPANY AND THE TRUSTEE.....................................................-32-
Section 5.01. Securityholder Lists..........................................-32-
Section 5.02. Preservation and Disclosure of Lists..........................-32-
Section 5.03. Reports by the Company........................................-34-
Section 5.04. Reports by the Trustee........................................-35-

ARTICLE SIX - REMEDIES ON DEFAULT...........................................-37-
Section 6.01. Events of Default.............................................-37-
Section 6.02. Payment of Securities on Default;
                Suit Therefor...............................................-39-
Section 6.03. Application of Moneys Collected by Trustee....................-42-

Section 6.04. Proceedings by Securityholders................................-43-
Section 6.05. Remedies Cumulative and Continuing............................-44-
Section 6.06. Direction of Proceedings......................................-44-
Section 6.07. Notice of Defaults............................................-45-
Section 6.08. Undertaking to Pay Costs......................................-45-
Section 6.09. Waiver of Past Defaults.......................................-46-

ARTICLE SEVEN - CONCERNING THE TRUSTEE......................................-46-
Section 7.01. Duties and Responsibilities of Trustee........................-46-
Section 7.02. Reliance on Documents, Opinions, etc..........................-48-
Section 7.03. No Responsibility for Recitals, etc...........................-49-
Section 7.04. Ownership of Securities or Coupons............................-49-
Section 7.05. Moneys to Be Held in Trust....................................-49-
Section 7.06. Compensation and Expenses of Trustee..........................-49-
Section 7.07. Officer's Certificate as Evidence.............................-50-
Section 7.08. Conflicting Interest of Trustee...............................-50-
Section 7.09. Eligibility of Trustee........................................-57-
Section 7.10. Resignation or Removal of Trustee.............................-58-
Section 7.11.  Acceptance by Successor Trustee..............................-59-
Section 7.12. Successor by Merger, etc......................................-61-
Section 7.13. Limitations on Rights of Trustee as Creditor..................-61-

ARTICLE EIGHT - CONCERNING THE SECURITYHOLDERS..............................-66-
Section 8.01. Action by Securityholders.....................................-66-
Section 8.02. Proof of Execution by Securityholders.........................-66-
Section 8.03. Who Are Deemed Absolute Owners................................-68-
Section 8.04. Company-owned Securities Disregarded..........................-68-
Section 8.05. Revocation of Consents; Future
                Securityholders Bound.......................................-68-

ARTICLE NINE- SECURITYHOLDERS' MEETINGS.....................................-69-
Section 9.01. Purposes of Meetings..........................................-69-
Section 9.02. Call of Meetings by Trustee...................................-69-
Section 9.03. Call of Meetings by Company or Securityholders................-70-
Section 9.04. Qualification for Voting......................................-71-
Section 9.05. Regulations...................................................-71-
Section 9.06. Voting........................................................-72-

ARTICLE TEN - SUPPLEMENTAL INDENTURES.......................................-72-
Section 10.01. Supplemental Indentures without Consent of
                 Securityholders............................................-72-
Section 10.02. Supplemental Indentures with Consent of
                 Securityholders............................................-74-
Section 10.03. Compliance with Trust Indenture Act; Effect of
                 Supplemental Indentures....................................-76-
Section 10.04. Notation on Securities.......................................-76-

ARTICLE ELEVEN - CONSOLIDATION, MERGER,

CONVEYANCE, TRANSFER OR LEASE...............................................-77-
Section 11.01. Company May Consolidate, etc.,
                 Only on Certain Terms......................................-77-
Section 11.02.  Successor Corporation Substituted...........................-78-

ARTICLE TWELVE - SATISFACTION AND DISCHARGE OF INDENTURE
UNCLAIMED MONEYS............................................................-78-
Section 12.01. Discharge of Indenture.......................................-78-
Section 12.02. Deposited Moneys to Be Held in Trust by Trustee..............-79-
Section 12.03. Paying Agent to Repay Moneys Held............................-80-
Section 12.04. Return of Unclaimed Moneys...................................-80-

ARTICLE THIRTEEN - DEFEASANCE AND COVENANT DEFEASANCE.......................-80-
Section 13.01. Applicability of Article; Company's Option to
                 Effect Defeasance or Covenant Defeasance...................-80-
Section 13.02. Defeasance and Discharge.....................................-81-
Section 13.03. Covenant Defeasance..........................................-81-
Section 13.04. Conditions to Defeasance or
                 Covenant Defeasance........................................-82-
Section 13.05. Deposited Money and Government
                 Obligations to be Held in Trust; Other
                 Miscellaneous Provisions...................................-84-

ARTICLE FOURTEEN - SUBORDINATION............................................-85-
Section 14.01. Agreement to Subordinate.....................................-85-
Section 14.02. No Payment on Securities if Senior
                 Indebtedness in Default....................................-85-
Section 14.03. Distribution on Acceleration of Securities;
                 Dissolution and Reorganization;
                 Subrogation of Securities..................................-87-
Section 14.04. Reliance by Senior Indebtedness on
                 Subordination Provisions...................................-91-
Section 14.05. Trustee's Relation to Senior Indebtedness....................-91-
Section 14.06. Other Provisions Subject Hereto..............................-92-

ARTICLE FIFTEEN - CONVERSION................................................-93-
Section 15.01. Conversion Privilege.........................................-93-
Section 15.02. Conversion Procedure; Conversion Price;
                 Fractional Shares..........................................-93-
Section 15.03. Adjustment of Conversion Price for
                 Common Stock...............................................-94-
Section 15.04. Consolidation or Merger of the Company.......................-98-
Section 15.05. Notice of Adjustment.........................................-99-
Section 15.06. Notice in Certain Events.....................................-99-
Section 15.07. Company To Reserve Stock; Registration;
                            Listing........................................-100-
Section 15.08. Taxes on Conversion.........................................-101-
Section 15.09. Conversion After Record Date................................-101-

Section 15.10. Corporate Action Regarding Par Value
                 of Common Stock...........................................-102-
Section 15.11. Company Determination Final.................................-102-
Section 15.12. Trustee's Disclaimer........................................-102-

ARTICLE SIXTEEN - IMMUNITY OF INCORPORATORS, STOCKHOLDERS
OFFICERS AND DIRECTORS.....................................................-103-
Section 16.01. Indenture and Securities Solely
                 Corporate Obligations.....................................-103-

ARTICLE SEVENTEEN - MISCELLANEOUS PROVISIONS...............................-103-
Section 17.01. Benefits of Indenture Restricted to
                 Parties and Securityholders...............................-103-
Section 17.02. Provisions Binding on Company's Successors..................-103-
Section 17.03. Addresses for Notices, etc..................................-103-
Section 17.04. Evidence of Compliance with Conditions
                 Precedent.................................................-104-
Section 17.05. Legal Holidays..............................................-104-
Section 17.06. Trust Indenture Act to Control..............................-105-
Section 17.07. Execution in Counterparts...................................-105-
Section 17.08. Illinois Contract...........................................-105-

                  THIS INDENTURE, dated as of the ____ day of ______ between Aon Corporation, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), party of the first part, and U.S. Trust Bank National Association, a national banking association(hereinafter sometimes called the "Trustee", which term shall include any successor trustee appointed pursuant to Article Seven), party of the second part.


                                   WITNESSETH:

                  WHEREAS, the Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Securities" or, in the singular, "Security") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Securities in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided; and

                  WHEREAS, the Company represents that all acts and things necessary to present a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture has in all respects been duly authorized, and the Company, in the exercise of legal rights and power in it vested, is executing this Indenture;

                  NOW, THEREFORE, in order to declare the terms and conditions upon which the Securities are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Securities by the Holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:



                                   ARTICLE ONE
                                   DEFINITIONS

                  Section 1.01. Definitions. The terms defined in this Section (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture

Act of 1939 and the Securities Act of 1933, as amended, shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise requires) assigned to such terms in the Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture as originally executed.


ADDITIONAL AMOUNTS

                  The term "Additional Amounts" shall mean any additional amounts which are required by a Security or by or pursuant to a supplemental indenture or Board Resolution under circumstances specified therein, to be paid by the Company in respect of certain taxes, assessments or governmental charges imposed on certain Holders of Securities and which are owing to such Holders of Securities.


AUTHORIZED NEWSPAPER

                  The term "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.


BOARD OF DIRECTORS

                  The term "Board of Directors" shall mean the Board of Directors of the Company, the Executive Committee of the Company or any other committee duly authorized to exercise the powers and authority of the Board of Directors with respect to this Indenture or any security.


BOARD RESOLUTION

                  The term "Board Resolution" shall mean a resolution certified by the Corporate Secretary or any Assistant Secretary of the Company to have been duly adopted by, or pursuant to the authority of, the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BUSINESS DAY

                  The term "Business Day" shall mean, with respect to any Security, a day (other than a Saturday or Sunday) that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified on the face of the form of such Security, is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close.


CLOSING PRICE

                  The term "Closing Price" of the Common Stock shall mean the last reported sale price of such stock as shown on the Composite Tape of the NYSE (or, if such stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock is listed or admitted to trading), or, in case no such sale takes place on such day, the average of the closing bid and asked prices on the NYSE (or, if such stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if such stock is not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.


COMMON DEPOSITARY

                  The term "Common Depositary" shall have the meaning specified in Section 2.06.


COMMON STOCK

                  The term "Common Stock" shall mean the class of Common Stock, par value $1.00 per share, of the Company authorized at the date of this Indenture as originally signed, or any other class of stock resulting from successive changes or reclassifications of such Common Stock, and in any such case including any shares thereof authorized after the date of this Indenture, and any other shares of stock of the Company which do not have any priority in the payment of dividends or upon liquidation over any other class of stock.

COMPANY

                  The term "Company" shall mean the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.


COMPANY ORDER

                  The term "Company order" means a written order signed in the name of the Company by the President or any Executive Vice President or any Vice President or the Treasurer and by the Corporate Secretary or any Assistant secretary.


CAPITALIZED LEASE OBLIGATION

                  The term "Capitalized Lease Obligation" shall mean indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.


CONVERSION AGENT

                  The term "Conversion Agent" shall mean any Person authorized by the Company to receive Securities to be converted into Common Stock on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Securities on its behalf. The Company may at any time from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.


CONVERSION PRICE

                  The term "Conversion Price" shall mean, with respect to any series of Securities which are convertible into Common Stock, the price per share of Common Stock at which the Securities of such series are so convertible as set forth in the Board Resolution with respect to such series (or in any supplemental indenture entered into pursuant to Section 10.01(g) with respect to such series), as the same may be adjusted from time to time in accordance with Section 15.03 (or such supplemental indenture).


COUPON

                  The term "coupon" shall mean any interest coupon appertaining to a security.


COUPON SECURITY

                  The  term   "Coupon   Security"   shall   mean  any   security
authenticated and delivered with one or more coupons appertaining thereto.


COVENANT DEFEASANCE

                  The  term  "covenant   defeasance"   shall  have  the  meaning
specified in Section 13.03.


CURRENT MARKET PRICE

                  The term "Current Market Price" on any date shall mean the average of the daily Closing Prices per share of Common Stock for any thirty
(30) consecutive Trading Days selected by the Company prior to the date in question, which thirty (30) consecutive Trading Day period shall not commence more than forty-five (45) Trading Days prior to the day in question; provided that with respect to Section 15.03(3), the "Current Market Price" of the Common Stock shall mean the average of the daily Closing Prices per share of Common
Stock for the five (5) consecutive Trading Days ending on the date of the distribution referred to in Section 15.03(3) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).


DEFEASANCE

                  The term  "defeasance"  shall have the  meaning  specified  in
Section 13.02.


DESIGNATED SUBSIDIARY

                  The term "Designated Subsidiary" shall mean Combined Insurance Company of America.

EVENT OF DEFAULT

                  The term "Event of Default" shall mean any event specified as such in Section 6.01.


GOVERNMENT OBLIGATION

                  The term "Government Obligation" shall have the meaning specified in section 13.04.


HOLDER

                  The terms "Holder", "Holder of Securities", "Securityholder" or other similar terms, shall mean (a) in the case of any Registered Security, the person in whose name at the time such Security is registered on the registration books kept for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security.


INDENTURE

                  The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.


INTEREST

                  The term "Interest" shall mean, when used with respect to non-interest bearing Securities, interest payable on or after maturity.


INTEREST PAYMENT DATE

                  The term "Interest Payment Date," when used with respect to any Security, means the stated maturity of an installment of interest on such Security.

JUNIOR SUBORDINATED INDEBTEDNESS

                  The term "Junior Subordinated Indebtedness" shall mean (i) indebtedness of the Company (whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed by the Company) which, pursuant to the terms of the instrument creating or evidencing the same, is subordinate to the Securities in right of payment or in rights upon liquidation and (ii) indebtedness under the junior subordinated indenture dated as of January 13, 1997, as supplemented, between the Company and The Bank of New York, a New York banking corporation.


NYSE

                  The term "NYSE" shall mean the New York Stock Exchange.


OFFICERS' CERTIFICATE

                  The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board of Directors or the President or any Executive Vice President or any Vice President or the Treasurer and by the Corporate Secretary or any Assistant Secretary.


OPINION OF COUNSEL

                  The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee for counsel to the Company, or who may be other counsel acceptable to the Trustee.


ORIGINAL ISSUE DISCOUNT SECURITIES

                  The term "Original Issue Discount Securities" shall mean any Securities which are initially sold at a discount from the principal amount thereof and which provide upon Event of Default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration thereof.


OUTSTANDING

                  The  term   "Outstanding",   when  used  with   reference   to
Securities, shall, subject to the provisions of Section 8.01 and Section 8.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a)  Securities   theretofore   canceled  by  the  Trustee  or
delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by bona fide Holders in due course in whose hands such Securities are valid obligations of the Company; and

                  (d) Securities which have been defeased pursuant to Section 13.02.


PERSON

                  The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


PLACE OF PAYMENT

                  The term "Place of Payment," when used with respect to the Securities of any series, means the office or agency of the Company in the Borough of Manhattan, The City of New York, designated and maintained by the Company pursuant to Section 4.02 and such other place or places where the principal of (and premium, if any) and interest (and Additional Amounts, if any) on the Securities of that series are payable as specified as contemplated by
Section 2.01.

REGISTERED SECURITY

                  The  term  "Registered   Security"  shall  mean  any  Security
registered on the Security registration books of the Company.


REGULAR RECORD DATE

                  The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Sections 2.01 and 2.04.


RESPONSIBLE OFFICER

                  The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the executive committee, the vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any senior trust officer or trust officer, any assistant vice president, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.


SECURITY REGISTER AND SECURITY REGISTRAR

                  The term "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 2.05.


SENIOR INDEBTEDNESS

                  The term "Senior Indebtedness" shall mean the principal of and interest (including, without limitation, any interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceedings) on the following, whether presently outstanding or hereafter incurred: (a) all indebtedness of the Company (i) for money borrowed (other than that evidenced by the Securities), (ii) which is evidenced by a note, debenture or similar instrument (including a purchase money mortgage) given in connection with the acquisition of any property or assets (other than inventory or other similar property acquired in the ordinary course of business), including securities, or (iii) for the payment of money relating to a Capitalized Lease Obligation; (b) any liabilities of others described in the preceding clause (a) which the Company has guaranteed or which is otherwise its legal liability; (c) indebtedness of the Company under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements; and (d) renewals, extensions, refundings, restructurings, amendments and modifications of any such indebtedness or guarantee. Notwithstanding anything to the contrary in this Indenture or the Securities, "Senior Indebtedness" shall not include (w) any indebtedness of the Company to a subsidiary, or (y) any Junior Subordinated Indebtedness.

TRADING DAY

                  The term "Trading Day" shall mean, with respect to the Common Stock, so long as the Common Stock is listed or admitted to trading on the NYSE, a day on which the NYSE is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on the NYSE, a day on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.


TRUST INDENTURE ACT OF 1939

                  Except as otherwise provided in Section 10.03, the term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of this Indenture as originally executed.


UNITED STATES

                  The term  "United  States"  shall  mean the  United  States of
America,   its   territories,   possessions  and  other  areas  subject  to  its
jurisdiction, including the Commonwealth of Puerto Rico.


UNREGISTERED SECURITY

                  The term "Unregistered Security" shall mean any Security other than a Registered Security.

U.S. DEPOSITARY

                  The term "U.S. Depositary" shall mean, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 2.01, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" shall mean the U.S. Depositary with respect to the Securities of that series.


U.S. DOLLAR

                  The term "U.S. Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender of or the payment of public and private debts.


U.S. PERSON

                  The term "U.S. person" shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust the income of which is subject to United States Federal income tax regardless of its source.


                                   ARTICLE TWO
                       ISSUE, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

                  Section 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.02 or 10.04);

                  (3) whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, (a) whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.05, and (b) the name of the Common Depositary or the U.S. Depositary, as the case may be, with respect to any global Security;

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates, which may be fixed or variable, at which the Securities of the series shall bear interest, if any, and if the rate is variable, the manner of calculation thereof, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities the Regular Record Date for the determination of Holders of such Securities to whom interest is payable on any Interest Payment Date;

                  (6) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                  (8) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and, where applicable, the obligation of the Company to select the Securities to be redeemed;

                  (9) if other than U.S. Dollars, the currency or currencies, or units, including European Currency Units ("ECUs"), based on or related to currencies, in which the Securities of the series shall be denominated and in which payments of principal of, any premium or interest on, and any other amounts payable with respect to such Securities shall or may be payable;

                  (10) the denominations in which Securities of the series shall be issuable, if other than $1,000 or integral multiples thereof with respect to Registered and Unregistered Securities;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 6.02;

                  (12) if other than Registered Securities, whether the Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without coupons), or both; any restrictions applicable to the offer, sale or delivery of Unregistered Securities; if other than as provided for in Section 2.05, the terms upon which Unregistered Securities of the series may be exchanged for Registered Securities of such series and vice versa; if other than as provided for in Section 2.05 and Section 2.06, the terms upon which Unregistered Securities shall be issued in definitive form; and, if other than as provided for in Section 4.02, the circumstances, if any, under which payment on any Unregistered Security or coupon will be made upon presentation of such Unregistered Security or coupon at an agency of the Company outside the United States or by transfer to an account in, or by mail to an address in, the United
         States;

                  (13) whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series held by a person who is not a U.S. Person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts;

                  (14) if either or both of Section 13.02 and Section 13.03 shall be inapplicable to the Securities of the series (provided that if no such inapplicability shall be specified, then both Section 13.02 and
         Section 13.03 shall be applicable to the Securities of the series); and

                  (15) whether the series of Securities is convertible and if Article Fifteen shall be applicable to the Securities of the series (provided that if convertability is not specified, then the Securities of the series shall not be convertible and Article Fifteen shall not apply; and provided further that if the series of Securities is convertible and if no applicability of Article Fifteen shall be specified, then Article Fifteen shall be applicable to the Securities of the Series).

                  (16) to provide for the terms and conditions of conversion into Common Stock of the Securities of any series which are convertible into Common Stock, if different from those set forth in Article Fifteen.

                  (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except (i) as to denomination and (ii) that Securities of any series may be issuable as either Registered Securities or Unregistered Securities and
(iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the

Corporate Secretary or any Assistant Secretary of the Company and delivered to the Trustee at the same time as or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


                  SECTION 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in the following form:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                -----------------

                                   as Trustee,
                                    By......
                               Authorized Officer

                  SECTION 2.03. FORM, EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF SECURITIES. The Securities of each series and the coupons, if any, to be attached thereto, shall be in the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, and shall be printed, lithographed, engraved or otherwise produced in such manner as the officers executing the same may determine, as evidenced by their execution of such securities. Such Securities and the coupons, if any, to be attached thereto may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed, engraved or otherwise produced thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

                  Each Security and coupon shall be executed on behalf of the Company by its Chairman of the Board of Directors or its Vice Chairman of the Board of Directors or its President or any Executive Vice President or any Vice President and by its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, under its Corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities.

                  Each Security and coupon bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Security, or the Security to which such coupon appertains. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and, in the case of Coupon Securities, having attached thereto appropriate coupons, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company order shall authenticate and deliver such Securities. If the form or terms of the Securities or coupons of the series have been established in or pursuant to one or more Board Resolutions as permitted by this Section and Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an opinion of Counsel stating:

                  (a) if the form of such Securities or coupons has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that each such Security and coupon, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such form or terms has been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and the Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 2.01 and of the immediately preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.01 or the Company Order and opinion of Counsel otherwise required pursuant to the immediately preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Every Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or supplemental indenture referred to in
Section 2.01 or, if no such terms are specified, the date of its original issuance.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  SECTION 2.04. DENOMINATIONS; RECORD DATE. The Securities shall be issuable as Registered Securities or Unregistered Securities in such denominations as may be specified as contemplated in Section 2.01. In the absence of any such specification with respect to any series, such Securities shall be issuable as Registered securities in the denominations contemplated by
Section 2.01.

                  The term "record date" as used with respect to an Interest Payment Date (except a date for payment of defaulted interest) shall mean such day or days as shall be specified in the terms of the Registered Securities of any particular series as contemplated by Section 2.01; provided, however, that in the absence of any such provisions with respect to any series, such term shall mean (a) the last day of the calendar month next preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month; or (b) the fifteenth day of a calendar month next preceding such Interest Payment Date if such Interest Payment Date is the first day of the calendar month; provided, further, that if the day which would be the record date as provided herein shall be a day on which banking institutions in the City of Chicago or the City of New York are authorized by law or required by executive order to close, then it shall mean the next preceding day which shall not be a day on which such institutions are so authorized or required to close.

                  The person in whose name any Registered Security is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable and Additional Amounts, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Registered Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Company shall default in the payment of the interest and Additional Amounts, if any, due on such Interest Payment Date, such defaulted interest and Additional Amounts, if any, shall cease to be payable to the Holder on such Regular Record Date and may either be paid to the persons in whose names Outstanding Registered Securities are registered at the close of business on a subsequent record date established by notice given by mail by or on behalf of the Company to the Holders of Securities of the series in default not less than fifteen days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest, or be paid at any time in any other lawful manner.

                  SECTION 2.05. EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES. Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations of such series. Registered Securities to be exchanged shall be surrendered at the office or agency to be designated and maintained by the Company for such purpose in the City of Chicago or the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities which the Holder making the exchange shall be entitled to receive.

                  If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured coupons and all matured coupons in default thereto appertaining. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to
Section 2.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 4.02 or as specified pursuant to Section 2.01, with, in the case of Unregistered Securities that are coupon securities, all unmatured coupons and all matured coupons in default thereto appertaining. Unless otherwise specified pursuant to Section 2.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  The Company (or its designated agent (the "SECURITY REGISTRAR")) shall keep, at such office or agency, a Security Register (the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall register securities and shall register the transfer of Registered Securities as in this Article Two provided. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of a particular series at such office or agency, the Company shall execute and the Company or the Security Registrar shall register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series for an equal aggregate principal amount and stated maturity.

                  Unregistered Securities (except for any temporary bearer Securities) and coupons shall be transferable by delivery.

                  All Securities presented for registration of transfer or for exchange, Redemption or payment, as the case may be, shall

(if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

                  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 2.01, any permanent global Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified and as subject to the conditions contemplated by Section 2.01, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities of that series in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Securities shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, and in accordance with instructions given to the Trustee and the Common Depositary or the U.S. Depositary, as the case may be, as shall be specified in the Company order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of such surrendered permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which shall be in the form of the Securities of such series; provided, however, that no such exchanges may occur during a period beginning at the opening of business fifteen days before the day of the mailing of a notice of Redemption of Securities of that series selected for Redemption under Article III and ending at the close of business on the day of such mailing. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee to the Common Depositary or the U.S. Depositary, as the case may be, or such other Common Depositary or U.S. Depositary referred to above in accordance with the instructions of the Company referred to above. If a Security in the form specified for such series is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, such interest will not be payable on such Interest Payment Date in respect of such Security in the form specified for such series, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligation of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the securities surrendered upon such registration of transfer or exchange.

                  No service charge shall be made for any exchange or registration of transfer of Registered Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Company shall not be required to exchange or register a transfer of (a) any Registered Securities of any series for a period of fifteen days next preceding any selection of such Registered Securities of such series to be redeemed, or (b) any Security of any such series selected for Redemption except, in the case of any such series to be redeemed in part, the portion thereof not to be so redeemed.

                  Notwithstanding anything herein or in the terms of any series of securities to the contrary, neither the Company nor the Trustee (which shall rely on an Officers' Certificate and an opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security or vice versa if such exchange would result in adverse Federal income tax consequences to the Company (including the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on any Securities) under then applicable United States Federal income tax laws.

                  SECTION 2.06. TEMPORARY SECURITIES. Pending the preparation of definitive securities of any series, the Company may execute and upon Company Order the Trustee shall authenticate and deliver temporary Securities of such series (printed, lithographed, typewritten or otherwise produced). Temporary Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board Resolution but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the officers executing such temporary Securities, such determination to be evidenced by such execution. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Except in the case of temporary Securities in global form (which, except as otherwise provided pursuant to Section 2.01, shall be exchanged in accordance with the provisions of Section 2.05), without unnecessary delay the Company shall execute and shall furnish definitive Securities of such series evidenced by the temporary Securities and thereupon any or all temporary Registered Securities of such series may be surrendered in exchange therefor without charge at the office or agency to be designated and maintained by the Company for such purpose in the City of Chicago or the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02 and in the case of Unregistered Securities at any agency maintained by the Company for such purpose as specified pursuant to Section 2.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series and stated maturity of authorized denominations and in the case of such Securities that are Coupon Securities, having attached thereto the appropriate coupons. Until so exchanged the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series. The provisions of this Section 2.06 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.01.

                  If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein pursuant to Section 2.01, be delivered to the office of a depositary or common depositary (the "COMMON DEPOSITARY") for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

                  SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. In case any temporary or definitive Security of any series or, in the case of a Coupon Security, any coupon appertaining thereto, shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security or coupon shall, and in the case of a lost, stolen or destroyed Security or coupon may, in its discretion, execute, and upon Company Order the Trustee shall authenticate and deliver, a new Security of the same series and stated maturity as the mutilated, destroyed, lost or stolen Security or, in the case of a Coupon Security, a new Coupon Security of the same series as the mutilated, destroyed, lost or stolen Coupon Security or, in the case of a coupon, a new Coupon Security of the same series as the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertains, with all appurtenant coupons not destroyed, lost or stolen. In every case the applicant for a substituted Security or coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or coupon, as the case may be, and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security or coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each security so issued in substitution. In case any security or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish the Company and the Trustee with such security or indemnity as they may require to save each of them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company of the destruction, loss or theft of such Security or coupon and of the ownership thereof.

                  Every substituted Security with, in the case of any such Security that is a Coupon Security, its coupons, issued pursuant to the provisions of this Section by virtue of the fact that any Security or coupon is destroyed, lost or stolen shall, with respect to such Security or coupon, constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities, and the coupons appertaining thereto, duly issued hereunder.

                  All Securities and any coupons appertaining thereto shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and coupons appertaining thereto and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.08. SECURITIES IN GLOBAL FORM. If Securities of a series are issuable in global form, as specified as contemplated by Section 2.01, then, notwithstanding the provisions of Section 2.01, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 2.03 or Section 2.06. Subject to the provisions of Section 2.03 and, if applicable,
Section 2.06, the Trustee shall deliver and redeliver any security in permanent global form in the manner and upon instructions, given by the Person specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 2.03 or 2.06 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section
17.04 and need not be accompanied by an opinion of Counsel.

                  The provisions of Section 2.09 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not be accompanied by an opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby.

                  Notwithstanding the provisions of Section 2.04, unless otherwise specified as contemplated by Section 2.01, payment of principal of, any premium and interest on, and any other amounts payable with respect to any Security in permanent global form shall be made to the Person specified therein.

                  Notwithstanding the provisions of Section 8.03 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global security.

                  SECTION 2.09. CANCELLATION. All Securities surrendered for payment, Redemption, exchange or registration of transfer, and all coupons surrendered for payment, as the case may be, shall, if surrendered to the Company or any agent of the Company or of the Trustee, be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, be canceled by it, and no securities or coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities and coupons and deliver a certificate of destruction to the Company or, if requested to do so by the Company, shall return such canceled Securities and coupons to the Company.

                  SECTION 2.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 2.01 for securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE THREE
                            REDEMPTION OF SECURITIES

                  SECTION 3.01. REDEMPTION OF SECURITIES; APPLICABILITY OF ARTICLE. Redemption of Securities of any series as permitted or required by the terms thereof shall be made in accordance with such terms and this Article; provided, however, that if any provision of any series of Securities shall conflict with any provision of this Article, the provision of such series of Securities shall govern.

                  Notice date for a Redemption of Securities shall mean the date on which notice of such Redemption is given in accordance with the provisions of
Section 3.02 hereof.

                  SECTION 3.02. NOTICE OF REDEMPTION; SELECTION OF SECURITIES. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of a series of Securities pursuant to the terms and provisions applicable to such series, it shall fix a date for Redemption and shall mail a notice of such Redemption at least thirty and not more than sixty days prior to the date fixed for Redemption to the Holders of the securities and, in the case of Securities in global form, to the Common Depositary or the U.S. Depositary, as the case may be, of such series which are Registered Securities to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by prepaid first class mail. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for Redemption as a whole or in part shall not affect the validity of the proceedings for the Redemption of any other Security of such series.

                  Notice of Redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee as described in Section 5.04, shall be given by mailing notice of such Redemption, by first class mail, postage prepaid, at least thirty days and not more than sixty days prior to the date fixed for Redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of Redemption to any other Holder of an Unregistered Security of, such series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London, in each case, once in each of two successive calendar weeks, the first publication to be not less than thirty nor more than sixty days prior to the date fixed for Redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for Redemption as a whole or in part shall not affect the validity of the proceedings for the Redemption of any other Security of such series.

                  Each such notice of Redemption shall specify the date fixed for Redemption, the Redemption price at which such Securities are to be redeemed, the Place of Payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Coupon Securities, of all coupons appertaining thereto maturing after the date fixed for Redemption, that interest and Additional Amounts, if any, accrued to the date fixed for Redemption will be paid as specified in said notice and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Securities of a series are to be redeemed, any notice of Redemption published in an Authorized Newspaper shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of Redemption shall state the portion of the principal amount thereof to be redeemed and shall state that, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued of the same series.

                  Prior to the Redemption date specified in the notice of Redemption given as provided in this Section, the Company will deposit in trust with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 4.03) an amount of money sufficient to redeem on the Redemption date all the Securities or portions of Securities so called for Redemption at the appropriate Redemption price, together with accrued interest, if any, to the date fixed for Redemption. The Company will give the Trustee notice of each Redemption at least forty-five days prior to the date fixed for Redemption (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of securities to be redeemed.

                  If less than all of the Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem reasonable and fair, the numbers of the Securities to be redeemed in whole or in part; provided that in case the Securities of such series have different terms and maturities, the Securities to be redeemed shall be selected by the Company and the Company shall give notice thereof to the Trustee.

                  SECTION 3.03. PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of Redemption has been given as above provided, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the Place of Payment stated in such notice at the applicable Redemption price, together with interest, if any (and Additional Amounts, if any), accrued to the date fixed for Redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the Redemption price, together with interest, if any, and Additional Amounts, if any, accrued to said date) interest on the Securities or portions of Securities so called for Redemption shall cease to accrue. On presentation and surrender of such Securities subject to Redemption at said Place of Payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption price, together with interest, if any, and Additional Amounts, if any, accrued thereon to the date fixed for Redemption. Interest, if any (and Additional Amounts, if any), maturing on or prior to the date fixed for Redemption shall continue to be payable (but without interest thereon unless the Company shall default in payment thereof) in the case of Coupon securities to the bearers of the coupons for such interest upon surrender thereof, and in the case of Registered Securities to the Holders thereof registered as such on the Security Register on the relevant record date subject to the terms and provisions of Section 2.04. At the option of the Company payment may be made by check to (or to the order of) the Holders of the Securities or other persons entitled thereto against presentation and surrender of such Securities.

                  If any Coupon Security surrendered for Redemption shall not be accompanied by all appurtenant coupons maturing after the date fixed for Redemption, the surrender of such missing coupon or coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                  Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series and stated maturity, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented.


                                  ARTICLE FOUR
                       PARTICULAR COVENANTS OF THE COMPANY

                  SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM, INTEREST AND ADDITIONAL AMOUNTS. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on each of the Securities at the place, at the respective times and in the manner provided in the terms of the Securities and in this Indenture. The interest on Coupon Securities (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary bearer Securities (together with any Additional Amounts) shall be paid, as to the installments of interest evidenced by coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any Additional Amounts) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the order of such Holders at their last addresses as they appear on the Security Register for such Securities.

                  SECTION 4.02. OFFICES FOR NOTICES AND PAYMENTS, ETC. As long as any of the Securities of a series remain outstanding, the Company will designate and maintain, in the City of Chicago and the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of such series may be presented for registration of transfer and for exchange as in this Indenture provided, an office or agency where notices and demands to or upon the Company in respect of the Securities of such series or of this Indenture may be served, and an office or agency where the securities of such series may be presented for payment. The Company will give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Company shall fail to maintain any such office or agency in the City of Chicago and the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee in the City of Chicago and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

                  If Unregistered Securities of any series are Outstanding, the Company will maintain or cause the Trustee to maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where such Unregistered Securities, and coupons, if any, appertaining thereto may be presented for payment. Except as provided pursuant to Section 2.01, no payment on any Unregistered Security or coupon will be made upon presentation of such Unregistered Security or coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States. Notwithstanding the foregoing, payments in U.S. Dollars with respect to

Unregistered Securities of any series and coupons appertaining thereto which are payable in U.S. Dollars may be made at an agency of the Company maintained in the City of Chicago and the Borough of Manhattan, The City of New York if the full amount of such payment in U.S. Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain an office or agency in each place of payment for Securities of any Series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby initially designates _____________________, located at ________________________, ______, ______________ ________ as the
Security Registrar and as the office or agency of the Company in the City of Chicago, where the Securities may be presented for payment and, in the case of Registered Securities, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Company in respect of the Securities of any series or of this Indenture may be served.

                  SECTION 4.03. PROVISIONS AS TO PAYING AGENT. (a) Whenever the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (1) that it will hold sums held by it as such agent for the payment of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series in trust for the benefit of the Holders of the Securities of such series, or coupons appertaining thereto, as the case may be, entitled thereto and will notify the Trustee of the receipt of sums to be so held,

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the securities of such series) to make any payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of such series when the same shall be due and payable, and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Securities of any series set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series entitled thereto a sum sufficient to pay such principal (and premium, if any), interest, if any, or Additional Amounts, if any, so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

                  (c) Whenever the Company shall have one or more paying agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on any Securities of that series, deposit with a paying agent a sum sufficient to pay such principal (and premium, if any), or interest, if any, or Additional Amounts, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.02 and 12.03.

                                  ARTICLE FIVE
                     SECURITYHOLDER LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

                  SECTION 5.01. SECURITYHOLDER LISTS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Securities of each series:

                  (a) semi-annually, not later than each Interest Payment Date (in the case of any series having semi-annual Interest Payment Dates) or not later than the dates determined pursuant to Section 2.01 (in the case of any series not having semi-annual Interest Payment Dates) a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the Regular Record Date (or as of such other date as may be determined pursuant to Section 2.01 for such series) therefor, and

                  (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Securities of the particular series specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar any such list shall exclude names and addresses received by the Trustee in its capacity as Security Registrar, and if and so long as all of the Securities of any series are Registered Securities, such list shall not be required to be furnished.


                  SECTION 5.02. PRESERVATION AND DISCLOSURE OF LISTS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Securities contained in the most recent list furnished to it as provided in section 5.01 or received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of Securities of a particular series (in which case the applicants must hold Securities of such series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and it is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                  (2) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

                  SECTION 5.03. REPORTS BY THE COMPANY. The Company covenants:


                  (a) to file with the Trustee within fifteen days after the Company is required to file the same with the Securities and Exchange
Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

                  (c) to transmit by mail to all the Holders of Securities of each series, as the names and addresses of such Holders appear on the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company with respect to each such series pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission; and

                  (d) If Unregistered Securities of any series are Outstanding, to file with the listing agent of the Company with respect to such series such documents and reports of the Company as may be required from time to time by the rules and regulations of any stock exchange on which such Unregistered Securities are listed.

                  SECTION 5.04. REPORTS BY THE TRUSTEE. (a) On or before July 15, and on or before July 15 of each year thereafter, so long as any Securities of any series are Outstanding hereunder, the Trustee shall transmit to the Holders of Securities of such series, as provided in subsection (c) of this Section, a brief report (if required by Section 313(a) of the Trust Indenture Act of 1939) dated as of the preceding May 15, with respect to:

                  (1) its eligibility under Section 7.09, and its qualifications under Section 7.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities for any series outstanding on the date of such report;

                  (3) the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4), or (6) of subsection (b) of Section 7.13;

                  (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (5) any additional issue of Securities of such series which it has not previously reported; and

                  (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

                  (b) The Trustee shall transmit to the Holders of Securities, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection  (a)  of  this  Section  (or  if no  such  report  has  yet  been  so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection
(b), except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Securities for such series outstanding at such time, such report to be transmitted within ninety days after such time.

                  (c) Reports pursuant to this Section shall be transmitted by mail:

                           (i) to all Holders of Registered Securities, as the names and addresses of such Holders appear upon the Security Register;

                           (ii) to such  other  Holders of  Securities  as have,
                  within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

                           (iii) to each  Holder of a  Security  whose  name and
                  address are preserved at the time by the Trustee as provided in Section 5.02.

                  (d) A copy of each such report shall, at the time of such transmission to Holders of Securities of a particular series, be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.


                                   ARTICLE SIX
                               REMEDIES ON DEFAULT

                  SECTION 6.01. EVENTS OF DEFAULT. In case one or more of the following Events of Default with respect to a particular series of Securities shall have occurred and be continuing:

                  (a) default in the payment of the principal of (or premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (b) default in the payment of any installment of interest, if any, or in the payment of any Additional Amount upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days; or

                  (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in this Indenture applicable to Securities of such series for a period of ninety days after the date on which written notice of such failure, specifying such failure and requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time Outstanding; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of ninety days; or

                  (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

                  (f) any other Event of Default provided with respect to Securities of such series;

then in each and every such case, unless the principal amount of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Holders of such Securities) may declare the principal amount of all the Securities (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities) of such series to be due and payable immediately, and upon any such declaration such principal amount (or specified amount) shall become and shall be immediately due and payable, any provision of this Indenture or the Securities of such series contained to the contrary notwithstanding. The foregoing provisions, however, are subject to the conditions that if, at any time after the principal of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, expand all Additional Amounts, if any, due upon all the Securities of such series and the principal of (and premium, if any, on) all Securities of such series (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Securities), which shall have become due otherwise than by acceleration (with interest, if any, upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series, as the case may be (or, with respect to Original Issue Discount Securities at the rate specified in the terms of such securities for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit), and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and any and all defaults under the Indenture, other than the nonpayment of amounts which shall have become due by acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; provided no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders of Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of Securities, as the case may be, shall continue as though no such proceedings had been taken.

                  SECTION 6.02. PAYMENT OF SECURITIES ON DEFAULT; SUIT THEREFOR. The Company covenants that (1) in case default shall be made in the payment of any installment of interest, if any, on any of the Securities of any series or any Additional Amounts in payable respect of any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of any series, as and when the same shall have become due and payable, whether upon maturity of such series or upon redemption or upon declaration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of such series, and the coupons, if any, appertaining to such Securities, the whole amount that then shall have become due and payable on all such Securities of such series and such coupons, for principal (and premium, if any) or interest, if any, or Additional Amounts, if any, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

                   In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), and premium, if any, interest, if any, and Additional Amounts, if any, owing and unpaid in respect of the Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders of the Securities and coupons of such series allowed in any such judicial proceedings relative to the Company or other obligor upon the Securities of such series, or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Securities and coupons of such series to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or coupons appertaining to such Securities, or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the securities or coupons appertaining thereto in respect of which such judgment has been recovered.

                  In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 6.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, if any, upon presentation of the several Securities and coupons in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST:            To the payment of reasonable costs and
expenses applicable to such series of collection, reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  SECOND: In case the principal of the Securities in respect of which moneys have been collected shall not have become due, to the payment of interest, if any, and Additional Amounts, if any, on the Securities of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest, if any, and Additional Amounts, if any, specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, Redemption or acceleration), such payments to be made ratably to the persons entitled thereto, without discrimination or preference; and

                  THIRD: In case the principal of the Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Securities for interest on overdue principal thereof upon maturity, Redemption or acceleration); and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal (and premium, if any), interest, if any, and Additional Amounts, if any, without preference or priority of principal and premium, if any, over interest, if any, and Additional Amounts, if any, or of interest, if any, and Additional Amounts, if any, over principal and premium, if any, or of any other Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest, if any, and Additional Amounts, if any.

                  SECTION 6.04. PROCEEDINGS BY SECURITYHOLDERS. No Holder of any Security of any series or of any coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities or coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing himself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities or coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities and coupons. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of (and premium, if any) and interest, if any, and Additional Amounts, if any, on such Security or coupon, on or after the respective due dates expressed in such Security or coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. With respect to Original Issue Discount Securities, principal shall mean such amount as shall be due and payable be specified in the terms of such Securities.

                  SECTION 6.05. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article Six to the Trustee or to the Holders of Securities or coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of Securities or coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities or coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

                  SECTION 6.06. DIRECTION OF PROCEEDINGS. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (subject to the provisions of Section 7.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or responsible officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

                  SECTION 6.07. NOTICE OF DEFAULTS. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London, (ii) if any Unregistered Securities of that series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04 by mailing such notice to such Holders at such addresses and (iii) to all Holders of then Outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to be the events specified in Sections 6.01(a), (b), (c),
(d) and (e) and any additional events specified in the terms of any series of Securities pursuant to Section 2.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in Section 6.01(c) or in the terms of any Securities established pursuant to
Section 2.01); and provided that, except in the case of default in the payment of the principal of or interest, if any, premium or Additional Amounts, if any, on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities of such series.

                  SECTION 6.08. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder of any series, or group of such Securityholders, holding in the aggregate more than ten percent in aggregate principal amount of any Securities of any series, or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on any Security on or after the due date expressed in such Security.

                  SECTION 6.09. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of, any premium or interest on, or any Additional Amounts payable with respect to any Security of such series; or

                  (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Securities of such series; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE SEVEN
                             CONCERNING THE TRUSTEE

                  SECTION 7.01. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, except during the continuance of an Event of Default of a particular series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default with respect to a particular series and after the curing of all Events of Default with respect to such series which may have occurred:

                  (1) the duties and obligations of the Trustees with respect to such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                           No provision of this Indenture shall be construed
as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 7.02. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Subject to the provisions of Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the President or any Executive Vice President or any vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; and

                  (g) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION  7.03.  NO  RESPONSIBILITY  FOR  RECITALS,   ETC.  The
recitals contained herein and in the Securities, other than the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 7.04. OWNERSHIP OF SECURITIES OR COUPONS. The Trustee or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or coupons with the same rights it would have if it were not Trustee, or an agent of the Company or of the Trustee.

                  SECTION 7.05. MONEYS TO BE HELD IN TRUST. Subject to the provisions of Section 12.04 hereof, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Executive Vice President or any Vice President or its Treasurer or any Assistant Treasurer.

                  SECTION  7.06.  COMPENSATION  AND  EXPENSES  OF  TRUSTEE.  The
Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or coupons.

                  SECTION 7.07. OFFICER'S CERTIFICATE AS EVIDENCE. Subject to the provisions of Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 7.08. CONFLICTING INTEREST OF TRUSTEE. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 7.10.

                  (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the

Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice of such failure to all Securityholders of the series affected by the conflicting interest as the names and addresses of such Holders appear on the Security Register.

                  (c) For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to a particular series if Securities of such series are in default (as such term is defined herein, but exclusive of any period of grace or requirement of notice) and:

                  (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any other series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series, and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities of the Company are outstanding if (i) this Indenture is, and, if applicable, this Indenture and such other indenture or indentures are wholly unsecured and ranks equally, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to such particular series and one or more other series in this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such particular series and such other series or such other indenture or indentures, or (ii) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to such particular series and such other series or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to such particular series and such other series or under this Indenture and such other indenture or indentures;

                  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series issued under this Indenture or an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director or an executive officer or both of the Trustee and a director or an executive officer or both of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer or both of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee, whether under an indenture or otherwise;

                  (5) ten percent or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or twenty percent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten percent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) five percent or more of the voting securities, or ten percent or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten percent or more of any class of security of an underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, five percent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten percent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten percent or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty percent or more of the voting securities of the Company; or

                  (9) the Trustee owns, on the date of default on a Security or any anniversary of such default, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five percent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five percent of such voting securities or twenty-five percent of any such class of security. Promptly after the dates of any such default and the anniversary of such default if such default shall be continuing, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same become due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7), and (8) of this subsection (c).

                  The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

                  For the purposes of paragraphs (6), (7), (8), and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation, in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or Holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

                  Except as provided above,  the word "security" or "securities"
as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt following guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

                  (d)      For the purposes of this Section:

                  (1) The term "underwriter" when used with reference to the Company shall mean every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or has sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting if any such undertaking, but such terms shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors or sellers, commission.

                  (2)  The  term  "director"   shall  mean  any  director  of  a
         corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                  (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) The term "voting security" shall mean any security presently entitling the owner or Holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or Holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) The term "Company" shall mean any obligor upon the Securities.

                  (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated.

                  (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the Holder or Holders thereof to cast such specified percentage of the aggregate votes which the Holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (C) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                  (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) securities held in escrow if placed in escrow by the issuer thereof;

                  provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (E) A  security  shall be  deemed  to be of the same  class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

                  SECTION 7.09. ELIGIBILITY OF TRUSTEE. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers, and (b) is subject to supervision or reexamination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than one hundred million dollars. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

                  SECTION 7.10. RESIGNATION OR REMOVAL OF TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may, upon sixty days' written notice to the Company, at any time resign with respect to one or more or all series by giving written notice of resignation to the Company, and (i) if any Unregistered Securities of a series affected are then outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in London, (ii) if any Unregistered Securities of a series affected are then outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then outstanding Registered Securities of each series affected at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation the Company shall promptly a point a successor trustee with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                  (1) the Trustee shall fail to comply, with the provisions of subsection (a) of Section 7.08 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (3) the Trustee shall become incapable of acting with respect to any series of Securities, or, shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, the Company may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Securityholder of such series who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Securities of any series may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in section 7.11.


                  SECTION 7.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee leasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

                  In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

                  No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of section 7.09.

                  Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall give notice of the succession of such trustee hereunder (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper, in London, (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 5.04, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Company fails to mail such notice in the prescribed manner within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Company.

                  SECTION 7.12. SUCCESSOR BY MERGER, ETC. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of
Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION  7.13.  LIMITATIONS  ON RIGHTS OF TRUSTEE AS CREDITOR.
(a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor directly or indirectly, secured or unsecured, of the Company or on any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of any series for which it is acting as trustee, the Holders of any coupons appertaining to such Securities, and the holders of other indenture securities (as defined in subsection (c) of this Section):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors, in such property or such proceeds.

                  Nothing herein contained, however, shall affect the right of the Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within three months; or

                  (D) to receive  payment on any claim  referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (8) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of prepaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

                  If the Trustee shall be required to account, the funds property held in such special account and the Proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or "applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders and the holders of the other indenture securities, dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction

(i) to apportion between the Trustee, the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such
apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                  (b) There shall be excluded  from the  operation of subsection
(a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

                  (c)      As used in this Section:

                  (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                  (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purposes of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" shall mean any obligor upon the Securities.


                                  ARTICLE EIGHT
                         CONCERNING THE SECURITYHOLDERS

                  SECTION  8.01.  ACTION BY  SECURITYHOLDERS.  Whenever  in this
Indenture it is provided that the Holders of a specified aggregate principal amount of the outstanding Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified amount have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

                  In determining whether the Holders of a specified aggregate principal amount of the Outstanding Securities have taken any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the principal amount of any original Issue Discount Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable upon an Event of Default pursuant to the terms of such Original Issue Discount Security at the time the taking of such action is evidenced to the Trustee.

                  SECTION 8.02. PROOF OF EXECUTION BY SECURITYHOLDERS. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient if made in the following manner:

                  (a) In the case of Holders of Unregistered Securities, the fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Securities of one or more series specified therein. The holding by the person named in any such certificate of any Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security of such series specified in such certificate shall be produced by some other person, or (3) the Security of such series specified in such certificates shall have ceased to be outstanding. Subject to Sections 7.01. 7.02 and 9.05, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                  (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

                  SECTION 8.03. WHO ARE DEEMED ABSOLUTE OWNERS. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may treat the Holder of any Unregistered Security and the Holder of any coupon as the absolute owner of such Unregistered Security or coupon (whether or not such Unregistered Security or coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. The Company, the Trustee, any paying agent, any transfer agent and any Security Registrar may, subject to Section 2.04 hereof, treat the person in whose name a Registered Security shall be registered upon the Security Register as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.

                  SECTION 8.04. COMPANY-OWNED SECURITIES DISREGARDED. In determining whether the Holders of the required aggregate principal amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, Securities which are owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect control with the Company, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgor's right to vote such securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  SECTION 8.05. REVOCATION OF CONSENTS; FUTURE SECURITYHOLDERS BOUND. At any time prior to the taking of any action by the Holders of the aggregate principal amount of the Outstanding Securities specified in this Indenture in connection with such action, any Holder of a Security the identifying number of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued in exchange or substitution therefor Irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities of each series intended to be affected thereby.

                                  ARTICLE NINE
                            SECURITYHOLDERS' MEETINGS

                  SECTION   9.01.   PURPOSES   OF   MEETINGS.   A   meeting   of
Securityholders of any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of such series, as the case may be, under any other provision of this Indenture or under applicable law.

                  SECTION 9.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (i) if any Unregistered Securities of such series are then outstanding, to all Holders thereof, by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least twice in an Authorized Newspaper in London prior to the date fixed for the meeting, the first publication, in each case, to be not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting, (ii) if any Unregistered Securities of such series are then Outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04, by mailing such notice to such Holders at such addresses, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and (iii) to all Holders of then Outstanding Registered Securities of such series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of any series shall be valid without notice if the Holders of all Securities of such series Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

                  SECTION 9.03. CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least ten percent in aggregate principal amount of the Securities of any series, as the case may be, then Outstanding, shall have requested the Trustee to call a meeting of Securityholders of Securities of such series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published as provided in Section 9.02, the notice of such meeting within thirty days after receipt of such request, then the Company or the Holders of Securities of such series in the amount above specified may determine the time and the place in said Borough of Manhattan or London for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing or publishing notice thereof as provided in Section
9.02.

                  SECTION 9.04. QUALIFICATION FOR VOTING. To be entitled to vote at any meeting of Securityholders a person shall be a Holder of one or more Securities of the series with respect to which a meeting is being held or a person appointed by an instrument in writing as proxy by such a Holder. The only persons who shall be entitled to be present or to speak at any meeting of the Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                  SECTION   9.05.   REGULATIONS.   Notwithstanding   any   other
provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

                  Subject to the provisions of Sections 8.01 and 8.04, at any meeting of Securityholders of any series, each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount at maturity of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting not to be Outstanding. The chairman of the meeting shall have no right to vote except as a Securityholder or proxy. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

                  SECTION 9.06. VOTING. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE TEN
                             SUPPLEMENTAL INDENTURES

                  SECTION 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by any successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

                  (b) to add to the covenants of the Company for the Holders of all or any series of Securities, or the coupons appertaining to such Securities, to add any additional Events of Default with respect to all or any series of Securities, or the coupons appertaining to such Securities, or to surrender any right or power conferred upon the Company;

                  (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of global Securities or Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest coupons, and to provide for exchangeability of such Securities with Registered Securities issued hereunder and to make all appropriate changes for such purpose, and to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of uncertificated Securities of any series;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture or in the terms of any series of Securities which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or in the terms of any series of Securities; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture or in the terms of any series of Securities as shall not adversely affect the interests of the Holders of any series of Securities or any coupons appertaining to such securities in any material respect;

                  (e) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add or change any provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11;

                  (f) to establish the form or terms of Securities of any series as permitted by Sections 2.03 and 2.01; and

                  (g) to provide for the terms and conditions of conversion into Common Stock of the Securities of any series which are convertible into Common Stock, if different from those set forth in Article 15.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 10.02.

                  SECTION 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series or any coupons appertaining to such Securities; provided, however, that, without the consent of the Holder of each Outstanding Security affected thereby, no such supplemental indenture shall:

                  (a) extend the stated maturity of any Securities, or reduce the principal amount thereof or premium, if any, or reduce the rate or extend the time of payment of any interest or Additional Amounts thereon or reduce the amount due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, or make the principal of, or interest, premium or Additional Amounts on any Security payable in any coin or currency other than that provided in such Security,

                  (b) impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of Redemption, on or after the Redemption date therefor),

                  (c) reduce the aforesaid percentage in principal amount of Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required pursuant to
Section 6.01 to waive defaults, or

                  (d) modify any of the provisions of this Section or Section 6.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section or the deletion of this proviso, in accordance with the requirements of Sections 7.11 and 10.01(e).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  An amendment under this Section 10.02 may not make any change that adversely affects the rights under Article Fourteen of any holder of an issue of Senior Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

                  Upon the request of the Company, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It  shall   not  be   necessary   for  the   consent   of  the
Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution and delivery by the Company, and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice of such supplemental indenture (i) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 5.04, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in London and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail or publish such notice, or any defect therein, shall not, however in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.

                  SECTION 10.04. NOTATION ON SECURITIES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provision of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered, without charge to the Securityholders, in exchange for the Securities of such series then outstanding.

                                 ARTICLE ELEVEN
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 11.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. So long as any Securities shall be Outstanding, the Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

                  (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (c) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance of any nature which would not be permitted by this Indenture, the Company or such successor corporation or such person, firm or corporation, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities (together with, if the Company so determines, any other indebtedness for money borrowed of the Company then existing or thereafter created which is not subordinate to the Securities) equally and ratably with (or, at the option of the Company, prior to) all indebtedness secured thereby; and

                  (d) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 11.02. SUCCESSOR CORPORATION SUBSTITUTED. So long as any Securities shall be outstanding, upon any consolidation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 11.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and any coupons.


                                 ARTICLE TWELVE
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

                  SECTION 12.01. DISCHARGE OF INDENTURE. This Indenture shall upon Company Order cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a)      either:

                  (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and
         (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 12.04) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the Trustee for cancellation:

                           (A)      have become due and payable, or

                           (B) will become due and payable at their stated maturity within one year, or

                           (C) are to be called for  Redemption  within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of Redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any), interest, if any, and Additional Amounts (if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or date of Redemption, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section or if money or obligations shall have been deposited with or received by the Trustee pursuant to Section 13.02, the obligations of the Trustee under Section 6.03 and Section 12.04 shall survive.

                  SECTION 12.02. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. Subject to Section 12.04, all moneys deposited with the Trustee pursuant to this Indenture shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the Holders of the particular securities and of any coupons appertaining to such Securities for the payment or Redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal

(and premium, if any), interest, if any, and Additional Amounts, if any.

                  SECTION 12.03. PAYING AGENT TO REPAY MONEYS HELD. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or, paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 12.04. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on any Security and not applied but remaining unclaimed for three years after the date upon which such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on demand, and the Holder of such Security or any coupon appertaining to such Security shall thereafter look only to the Company for any payment which such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect of Unregistered Securities of any series, may at the expense of the Company cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London, notice that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                ARTICLE THIRTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 13.01. APPLICABILITY OF ARTICLE; COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. Unless pursuant to Section 2.01 provision is made for the inapplicability of either or both of (a) defeasance of the Securities of a series under Section 13.02 or (b) covenant defeasance of the Securities of a series under Section 13.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 13.02 (unless inapplicable) or Section 13.03 (unless inapplicable) be applied to the Outstanding securities of such series upon compliance with the applicable conditions set forth below in this Article Thirteen.

                  SECTION 13.02. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the option provided in Section 13.01 to defease the Outstanding Securities of a particular series, the Company shall be discharged from its obligations with respect to the Outstanding Securities of such series on the date the applicable conditions set forth in Section 13.04 are satisfied (hereinafter, "DEFEASANCE"). Defeasance shall mean that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same); provided, however, that the following rights, obligations, powers, trusts, duties and immunities shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund provided for in Section 13.04, payments in respect of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 2.05, 2.06, 2.07, 4.02 and 12.04, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and
(d) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option with respect to defeasance under this Section
13.02 notwithstanding the prior exercise of its option with respect to covenant defeasance under Section 13.03 in regard to the Securities of such series.

                  SECTION 13.03. COVENANT DEFEASANCE. Upon the Company's exercise of the option provided in Section 13.01 to obtain a covenant defeasance with respect to the outstanding Securities of a particular series, the Company shall be released from its obligations under this Indenture (except its obligations under Sections 2.05, 2.06, 2.07, 4.01, 4.02, 6.02, 7.05 and 7.10)
with respect to the Outstanding Securities of such series on and after the date the applicable conditions set forth in Section 13.04 are satisfied (hereinafter, "COVENANT DEFEASANCE"). Covenant defeasance shall mean that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in this Indenture (except its obligations under Sections 2.05, 2.06, 2.07, 4.01, 4.02, 6.02, 7.05 and 7.10), whether directly or indirectly by reason of any reference elsewhere herein in any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, and such omission to comply shall not constitute an Event of Default under Section 6.01(c) with respect to Outstanding Securities of such series, and the remainder of this Indenture and of the Securities of such series shall be unaffected thereby.

                  SECTION 13.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be conditions to defeasance under Section 13.02 and covenant defeasance under Section 13.03 with respect to the Outstanding Securities of a particular series:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.09 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount, or
(ii) Governmental Obligations which through the schedule payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of (and premium, if any, on), each installment of principal of (and premium, if any), interest (if any) and all Additional Amounts due (if any) on the Outstanding Securities of such series on the stated maturity of such principal or installment of principal, interest or Additional Amount and (B) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with terms of this Indenture and of such Securities. For this purpose, "GOVERNMENT OBLIGATIONS" means securities that are (I) direct obligations of the government which issued the currency in which the Securities of such series are denominated for the payment of which its full faith and credit is pledged or (II) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of such Government Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt.

                  (b) No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as subsections 6.01(d) and (e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

                  (d) Such defeasance or covenant defeasance shall not cause any securities of such series then listed on any national securities exchange registered under the Securities Exchange Act of 1934, as amended, to be delisted.

                  (e) In the case of an election with respect to Section 13.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a private letter ruling pertaining to this transaction or a comparable form of transaction, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law (including, but not limited to, a change in the Internal Revenue Code, proposed, temporary or final Treasury regulations, Revenue Rulings, Revenue Procedures, Internal Revenue Service Notices, Announcements, and other public announcements), in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (f) In the case of an election with respect to Section 13.03, the Company shall have delivered to the Trustee an opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

                  (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

                  SECTION 13.05. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to the provisions of
Section 12.04, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively for purposes of this Section 13.05, the "Trustee") pursuant to Section 13.04 in respect of the Outstanding Securities of a particular series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any), interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

                  Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company request any money or Government obligations held by it as provided in Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited for the purpose for which such money or Government Obligations were deposited.


                                ARTICLE FOURTEEN
                                  SUBORDINATION

                  SECTION 14.01. AGREEMENT TO SUBORDINATE. The Company, for itself and its successors, and each Holder, by his acceptance of Securities, agree that the payment of the principal of, any premium or interest on, or any other amounts due on the Securities is subordinated in right of payment, to the extent and in the manner stated in this Article Fourteen, to the prior payment in full of all Senior Indebtedness. Each Holder by his acceptance of the Securities authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and such Holder, the subordination provided in this Article and appoints the Trustee his attorney-in-fact for such purpose. If the Trustee does not file a proper claim or proof of debt in the form required in any voluntary or involuntary dissolution, winding up, liquidation, reorganization, arrangement or similar proceedings relating to the Company prior to 30 days before the expiration of time to file such claim or claims, then any holder or holders of Senior Indebtedness or their representative or representatives are hereby authorized to and have the right to file an appropriate claim for and on behalf of the Holders.

                  The Securities shall be senior in right of payment and in rights upon liquidation to all Junior Subordinated Indebtedness.

                  SECTION 14.02. NO PAYMENT ON SECURITIES IF SENIOR INDEBTEDNESS IN DEFAULT. Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of (and premium, if any) or Redemption of, interest on or other amounts due on the Securities, and no Redemption, purchase, or other acquisition of the Securities, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal, sinking funds and interest and of all other amounts then due on all Senior Indebtedness has been made or duly provided for pursuant to the terms of the instrument governing such Senior Indebtedness, (ii) if, at the time of such payment, Redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Indebtedness, or any agreement pursuant to which any Senior Indebtedness is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Indebtedness being declared due and payable or (iii) if, at the time of such payment, Redemption, purchase or other acquisition, the Trustee shall have received written notice from the holder or holders of any Senior Indebtedness or their representative or representatives (a "PAYMENT BLOCKAGE NOTICE") that there exists under such Senior Indebtedness, or any agreement pursuant to which such Senior Indebtedness is issued, any default, which default shall not have been cured or waived, permitting the holders thereof to declare the full amount of such Senior Indebtedness due and payable, but only for the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the holders of such Senior Indebtedness) on the earlier of (A) the date on which such event of default shall have been cured or waived or (B) 180 days from the receipt of the Payment Blockage Notice. Upon termination of a Payment Blockage Period, payments on account of principal of, any premium or interest on, or any other amounts payable with respect to the Securities (other than amounts due and payable by reason of the acceleration of the maturity of the Securities) and redemptions, purchases or other acquisitions may be made by or on behalf of the Company. Notwithstanding anything herein to the contrary, (A) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same event of default and any other events of default on the same issue of Senior Indebtedness existing and known to the Person giving such notice at the time of such notice and (B) no new Payment Blockage Period may be commenced by the holder or holders of the same issue of Senior Indebtedness or their representative or representatives during any period of 360 consecutive days unless all events of default which were the object of the immediately preceding Payment Blockage Notice, and any other event of default on the same issue of Senior Indebtedness existing and known to the Person giving such notice at the time of such notice, have been cured or waived. The provisions of this
Section 14.02 shall not prevent a sinking fund payment (if any) in respect of Securities made with Securities properly acquired prior to the happening of such default.

                  In the event  that,  notwithstanding  the  provisions  of this
Section 14.02, payments are made by or on behalf of the Company in contravention of the provisions of this Section 14.02, such payments shall be held by the Trustee, any Paying Agent or the Holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The Company shall give prompt written notice to the Trustee and any Paying Agent of any default under any Senior Indebtedness or under any agreement pursuant to which any Senior Indebtedness may have been issued.

                  SECTION 14.03. DISTRIBUTION ON ACCELERATION OF SECURITIES; DISSOLUTION AND REORGANIZATION; SUBROGATION OF SECURITIES. (a) Upon (i) any acceleration of the principal amount due on the Securities because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                  (1) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holders are entitled to receive payment on account of the principal of, any premium or interest on, or any other amounts due on the Securities;

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article Fourteen with respect to the Securities, to the payment in full without diminution or modification by such plan of all Senior Indebtedness), to which the Holders or the Trustee would be entitled except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Indebtedness (or their representatives) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of, any premium or interest on, and other amounts due on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (3) in the event  that,  notwithstanding  the  foregoing,  any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment in full without diminution or modification by such plan of Senior Indebtedness), shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to, the holders of the Senior Indebtedness remaining unpaid (or their representatives) or trustee(s) acting on their behalf), ratably as aforesaid, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of, any premium or interest on, and any other amounts payable with respect to the Securities shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of cash, property or securities which otherwise would have been payable or distributable to Holders shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and its creditors other than the holders of Senior Indebtedness, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, any premium or interest on, and any Additional Amounts with respect to the Securities as and when the same shall become due and payable in accordance with the terms of the Securities or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than holders of Senior Indebtedness or, as between the Company and the Trustee, the obligations of the Company to the Trustee, nor shall anything herein or therein prevent the Trustee or the Holders from exercising all remedies otherwise permitted by law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property and securities of the company received upon the exercise of any such remedy. Upon distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.01 hereof, and the Holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. Nothing contained in this Article Fourteen or elsewhere in this Indenture, or in any of the Securities, shall prevent the application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of, any premium or interest on, or any Additional Amounts with respect to the Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with notice under Section 14.03(c) hereof of the facts which would prohibit the making of such application.

                  (b) The provisions of this Article shall not be applicable to any cash, properties or securities received by the Trustee or by any Holder when received as a holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or such Holder of any of its rights as such holder.

                  (c) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. The Trustee, subject to the provisions of
Section 7.01 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Indebtedness or any trustee therefor has given such notice to the Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions in this Article, unless, and until three Business Days after, the Trustee shall have received written notice thereof at the address designated pursuant to Section 17.03 hereof from the Company or any holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01 hereof, shall be entitled in all respects conclusively to assume that no such fact exists; provided that if on a date not less than two Business Days immediately preceding the date upon which by the terms hereof any such monies may become payable for any purpose including, without limitation, the principal of, any premium or interest on, and any Additional Amounts with respect to any Security, and any amounts immediately due and payable upon the execution of any instrument acknowledging satisfaction and discharge of this Indenture, as provided in Article Four hereof), the Trustee shall not have received with respect to such monies the notice provided for in this Section 14.03(c), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

                  The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 14.02 hereof or that any event or any condition preventing any payment in respect of the Securities shall have ceased to exist, unless and until the Trustee shall have received an Officer's Certificate to such effect.

                  (d) The provisions of this Section 14.03 applicable to the Trustee shall also apply to any Paying Agent for the Company.

                  SECTION 14.04. RELIANCE BY SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS. Each Holder of any Security by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness. Notice of any default in the payment of any Senior Indebtedness, except as expressly stated in this Article, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Indebtedness under such Senior Indebtedness or under this Article shall constitute a release of any of the obligations or liabilities of the Trustee or Holders of the Securities provided in this Article. Except as otherwise expressly provided herein, no right of any present or future holder of Senior Indebtedness to enforce the subordination provisions hereof shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder or by any noncompliance by the Company with the terms, provisions or covenants of this Indenture, regardless of any knowledge thereof which such holder may have otherwise been charged with.

                  SECTION 14.05. TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any holder of Senior Indebtedness, and nothing in this

Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Indebtedness but shall have only such obligations to such holders as are expressly set forth in this Article.

                  Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 10 days before the expiration of the time to file such claims or proofs, then the holders of Senior Indebtedness, jointly, or their representative shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the Holders or otherwise, as such holder of Senior Indebtedness or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

                  SECTION 14.06. OTHER PROVISIONS SUBJECT HERETO. Except as expressly stated in this Article, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Securities are subject to the provisions of this Article. However, nothing in this Article shall apply to or adversely affect the claims of, or payment to, the Trustee pursuant to Section 7.06.

                                 ARTICLE FIFTEEN
                                   CONVERSION

                  SECTION 15.01. CONVERSION PRIVILEGE. If so provided in a Board Resolution with respect to the Securities of any series, the Holder of a Security of such series shall have the right, at such Holder's option, to convert, in accordance with the terms of such series of Securities and this Article Fifteen, all or any part (in a denomination of, unless otherwise specified in a Board Resolution or supplemental indenture with respect to Securities of such series, $1,000 in principal amount or any integral multiple thereof) of such Security into shares of Common Stock or, as to any Securities called for redemption, at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date). The provisions of this Article Fifteen shall not be applicable to the Securities of a series unless otherwise specified in a Board Resolution with respect to the Securities of such series.

                  SECTION 15.02. CONVERSION PROCEDURE; CONVERSION PRICE; FRACTIONAL SHARES. (a) Each Security to which this Article is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series, into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Securities will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Security except as described in Section 15.09. The Company may, but shall not be required, in connection with any conversion of Securities, to issue a fraction of a share of Common Stock and, if the Company shall determine not to issue any such fraction, the Company shall, subject to
Section 15.03(4), make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion.

                  (b) Before any Holder of a Security shall be entitled to convert the same into Common Stock, such Holder shall surrender such Security duly endorsed to the Company or in blank, at the office of the Conversion Agent or at such other place or places, if any, specified in a Board Resolution with respect to the Securities of such series, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued; provided, however, that no Security or portion thereof shall be accepted for conversion unless the principal amount of such Security or such portion, when added to the principal amount of all other Securities or portions thereof then being surrendered by the Holder thereof for conversion, exceeds the then effective Conversion Price with respect thereto. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Security, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which he would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the Security Register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or Security
Register. A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Security for conversion as provided above, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date. In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Securities so surrendered, without charge to such Holder (subject to the provisions of Section 15.08), a new Security or securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

                  SECTION 15.03. ADJUSTMENT OF CONVERSION PRICE FOR COMMON STOCK. The Conversion Price with respect to any Security which is convertible into Common Stock shall be adjusted from time to time as follows:

                  (1) In case the Company shall, at any time or from time to time while any of such securities are outstanding, (i) pay a dividend in shares of its Common Stock to holders of Common Stock, (ii) combine its outstanding shares of

         Common Stock into a smaller number of shares of Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iv) make a distribution in shares of Common Stock to holders of Common Stock, then the Conversion Price in effect immediately before such action shall be adjusted so that the Holders of such Securities, upon conversion thereof into Common Stock immediately following such event, shall be entitled to receive the kind and amount of shares of capital stock of the Company which they would have owned or been entitled to receive upon or by reason of such event if such Securities had been converted immediately before the record date (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 15.03(l) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision or combination. For the purposes of this Section 15.03(l), each Holder of Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or distribution (provided that if the kind or amount of securities receivable upon such dividend, subdivision, combination or distribution is not the same for each nonelecting share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or distribution for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

                  (2) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share less than the Current Market Price of the Common Stock at such record date (treating the price per share of the securities convertible into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such securities into Common Stock) would purchase at such Current Market Price of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                  (3) In case the Company shall, at any time or from time to time while any of such Securities are outstanding, distribute to all holders of shares of its Common Stock(including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors, (ii) dividends payable in shares of Common Stock for which adjustment is made under
         Section 15.03(l) or (iii) rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 15.03(2))), then in each such case the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below, and the denominator of which shall be such Current Market Price of the Common Stock less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock (provided that such denominator shall never be less than 1.0); provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if a Holder of Securities would otherwise be entitled to receive such rights upon conversion at any time of such Securities into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this section as a dividend on the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

                  (4) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by subsections 15.03(1), 15.03(2) and 15.03(3), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

                  (5) In any case in which this Section 15.03 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 15.05) issuing to the Holder of any Securities converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock and other capital stock of the company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (6) All calculations under this Section 15.03 shall be made to the nearest cent or one-hundredth of a share or security, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 15.03, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 15.03 shall be made successively whenever an event requiring such an adjustment occurs.

                  (7) In the event that at any time, as a result of an adjustment made pursuant to this Section 15.03, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as to practicable the provisions with respect to Common Stock contained in subparagraphs (1) through (6) of this Section 15.03, and the provision of Sections 15.01,
         15.02 and 15.04 through 15.09 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

                  (8) No adjustment shall be made pursuant to this Section (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) subject to 15.03(5) hereof, with respect to any Security that is converted prior to the time such adjustment otherwise would be made.

                  SECTION 15.04. CONSOLIDATION OR MERGER OF THE COMPANY. In case of either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, as a result of a subdivision or combination) in, outstanding shares of Common Stock or (b) any sale or conveyance of all or substantially all of the property and assets of the Company to another Person, then each Security then outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of

Common Stock into which such Securities would have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen (and assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance (provided that, if the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each nonelecting share, then the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 15.04. The provisions of this
Section 15.04 shall apply similarly to successive consolidations, mergers, sales or conveyances.

                  SECTION 15.05. NOTICE OF ADJUSTMENT. Whenever an adjustment in the Conversion Price with respect to a series of Securities is required:

                  (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be mailed, first class postage prepaid, by the Company to the Holders of record of such Outstanding Securities.

                  SECTION 15.06. NOTICE IN CERTAIN EVENTS.

                  In case:

                  (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of all or substantially all of the property and assets of the Company; or

                  (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (3) of any action triggering an adjustment of the Conversion Price pursuant to this Article Fifteen;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable Securities, and shall cause to be mailed, first class postage prepaid, to the Holders of record of applicable securities, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Fifteen, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article Fifteen is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

                  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section.

                  SECTION 15.07. COMPANY TO RESERVE STOCK; REGISTRATION; LISTING. (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all applicable outstanding securities into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be hold by a single holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Common Stock which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to cause the authorized amount of the Common Stock to be increased if the aggregate of the authorized amount of the Common Stock remaining unissued and the issued shares of such Common Stock in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all securities.

                  (b) If any shares of Common Stock which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Securities prior to such delivery upon the principal national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

                  SECTION 15.08. TAXES ON CONVERSION. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

                  SECTION 15.09. CONVERSION AFTER RECORD DATE. If any Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Securities called for Redemption on a Redemption Date between such record date and Interest Payment Date), the Holder of such Securities at the close of business on such record date shall be entitled to receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any record date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for Redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the securities being surrendered for conversion. Except as provided in this Section 15.09, no adjustments in respect of payments of interest on securities surrendered for conversion or any dividends or distributions or interest on the Common Stock issued upon conversion shall be made upon the conversion of any Securities.

                  SECTION 15.10. CORPORATE ACTION REGARDING PAR VALUE OF COMMON STOCK. Before taking any action which would cause an adjustment reducing the applicable Conversion Price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Securities, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                  SECTION 15.11. COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors must make pursuant to this Article is conclusive.

                  SECTION 15.12. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

                                 ARTICLE SIXTEEN
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

                  SECTION  16.01.  INDENTURE  AND  SECURITIES  SOLELY  CORPORATE
OBLIGATIONS. No recourse under or upon any obligations covenant or agreement contained in this Indenture, or in any covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, as such, of the Company or of any successor Corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities and coupons.


                                ARTICLE SEVENTEEN
                            MISCELLANEOUS PROVISIONS

                  SECTION 17.01. BENEFITS OF INDENTURE RESTRICTED TO PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities or coupons, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities or coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or coupons.

                  SECTION 17.02. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 17.03. ADDRESSES FOR NOTICES, ETC. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee), as follows: Aon Corporation, 123 North

Wacker Drive, Chicago, Illinois 60606, Attention: Treasurer. Any notice, direction, request or demand by the Company any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its principal office at 111 East Wacker Drive, Suite 3000, Chicago, Illinois 60601, Attention: Corporate Trust Services, or at any other address previously furnished in writing to the Company by the Trustee.

                  SECTION 17.04. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  SECTION 17.05. LEGAL HOLIDAYS. In any case where the date of maturity of any interest, premium or Additional Amounts on or principal of the Securities or the date fixed for Redemption of any Securities shall not be a Business Day in a city where payment thereof is to be made, then payment of any interest, premium or Additional Amounts on, or principal of, such Securities need not be made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for

Redemption, and no interest shall accrue for the period after such date.

                  SECTION 17.06. TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

                  SECTION 17.07. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION  17.08.  ILLINOIS  CONTRACT.  This  Indenture and each
Security shall be deemed to be a contract made under the laws of the State of Illinois, and for all purposes shall be governed by and construed in accordance with the laws of said State.

                  IN WITNESS WHEREOF, Aon Corporation, the party of the first part, has caused this Indenture to be signed and acknowledged by its Chairman of the Board or its President or one of its Executive Vice Presidents or one of its Vice Presidents or its Treasurer, and its Corporate seal to be affixed hereunto, and the same to be attested by its Corporate Secretary; and U.S. Bank Trust National Association, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary or an authorized officer, all as of the day and year first above written.

                                             Aon Corporation
[Corporate Seal]
                                             By:     ________________________
                                                     Harvey N. Medvin
                                                     Executive Vice President
                                                     and Chief Financial Officer

Attest:


__________________________



                                             By:      __________________________
                                                      [Name]
                                                      [Title]

Attest:




__________________________
Assistant Secretary

STATE OF ILLINOIS                   )
                             )SS:
COUNTY OF COOK               )

                  On   the   ________________________________________   day   of
_________________________,________      before      me      personally      came
________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _______________, that he is the ________________________ of ________________________, one of the [corporations]
described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he signed his name thereto by like authority.



                            _____________________________________
                                  Notary Public